Lease financing	12 Months Ended
Dec. 31, 2024
Lease Financing
Lease financing

7.       Lease financing:

Financing through bareboat leases:

On July 10, 2019, the Company entered into an agreement to sell Star Challenger to Kyowa Sansho Co. Ltd. and simultaneously entered into an eleven-year bareboat charter party contract for the vessel. Pursuant to the terms of the bareboat charter, the Company pays a daily bareboat charter hire rate monthly plus a variable amount and the Company has an option to purchase the vessel starting on the third anniversary of vessel’s delivery to the Company at a pre-determined, amortizing purchase price. The Company also has an obligation to purchase the vessel at the expiration of the bareboat term. The amount of $15,000 provided under the agreement was used to pay the remaining amount under the then existing loan agreement.

In December 2018, the Company sold and simultaneously entered into a bareboat charter party contract with an affiliate of Kyowa Sansho Co. Ltd. to bareboat charter the vessel Star Fighter for ten years. Pursuant to the terms of the bareboat charter, the Company pays a daily bareboat charter hire rate payable monthly plus a variable amount. Under the terms of the bareboat charter, the Company has an option to purchase the vessel starting on the third anniversary of the vessel’s delivery to the Company at a pre-determined, amortizing purchase price, while it has an obligation to purchase the vessel at the expiration of the bareboat term at a purchase price of $2,450. The amount of $16,125 provided under the respective agreement was used to pay the remaining amount under the then existing loan agreement.

The Company’s bareboat lease agreements contain financial covenants similar to those included in the Company’s credit facilities described in detail in Note 8 below.

The Company’s two lease financing agreements in existence as of December 31, 2024, described above, contain purchase options during their terms, at pre-determined amortizing purchase prices and purchase obligations at the expiration of their terms, at fixed prices, which, at the time of recognition were considered to be at significantly lower levels compared to the expected fair value of each vessel at that time. Based on applicable accounting guidance, such transactions are accounted for as financing arrangements and accordingly the Company presents the corresponding leased vessels at their net book values on its consolidated balance sheets in “Vessels and other fixed assets, net”, while the financing liability is presented in “Lease financing” in the Company’s consolidated balance sheets. The corresponding interest expense of the Company’s bareboat lease financing activities is included within “Interest and finance costs” in the consolidated income statements (Note 8).

The principal payments required to be made after December 31, 2024, for the outstanding bareboat lease obligations recognized on the balance sheet as described above, are as follows:

Twelve month periods ending	Amount
December 31, 2025	$2,731
December 31, 2026	2,731
December 31, 2027	2,731
December 31, 2028	5,067
December 31, 2029	1,364
December 31, 2030 and thereafter	682
Total bareboat lease minimum payments	$15,306
Unamortized lease issuance costs	(51)
Total bareboat lease minimum payments, net	$15,255
Lease financing short term	2,731
Lease financing long term, net of unamortized lease issuance costs	12,524